UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2022, RumbleOn, Inc. (the “Company”) appointed Peter Levy, the President of the Company, to also serve as Chief Operating Officer of the Company, effective immediately.

Biographical and executive compensation information regarding Mr. Levy is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 20, 2021 under the captions “Proposal 1: Director Election Proposal” and “Executive Compensation,” and is incorporated herein by reference.

There are no related party transactions between the Company and Mr. Levy requiring disclosure under Item 404 of Regulation S-K.

Also, on February 11, 2022, the Company received a letter from William Coulter, a director and the Executive Vice Chairman of the Company, notifying the Company that he was terminating his Employment Agreement with the Company and resigning as a director, effective immediately, alleging termination for good reason due to material reductions or diminutions by the Company of his authorities, duties, and responsibilities. The Company disagrees with Mr. Coulter’s claim. Also, Mr. Coulter stepped down from all other officer and director positions of the Company and its subsidiaries, effective immediately.

Also, on February 11, 2022, the Company received a letter from Mark Tkach, a director and the Chief Operating Officer of the Company, notifying the Company that he was terminating his Employment Agreement with the Company and resigning as a director, effective immediately, alleging termination for good reason due to material reductions or diminutions by the Company of his authorities, duties, and responsibilities. The Company disagrees with Mr. Tkach’s claim. Also, Mr. Tkach stepped down from all other officer and director positions of the Company and its subsidiaries, effective immediately.

Item 9.01. Financial Statements and Exhibits.

17.1	Letter from William Coulter

17.2	Letter from Mark Tkach

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: February 14, 2022	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer

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